SUPPLEMENT DATED SEPTEMBER 1, 2000
                         TO PROSPECTUS DATED MAY 1, 2000
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                               CALVIN KLEIN, INC.

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE CALVIN KLEIN GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 16 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE CALVIN KLEIN GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance include active non-union employees of Calvin Klein who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Variable Universal Life coverage for their spouses, if at enrollment, the spouse is younger than age 65 and is not confined for medical treatment at home or elsewhere.

We refer to each Eligible Group Member who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

Spouses who are also employees of Calvin Klein may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse enrolled as both an employee and a spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse.

See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse may apply for coverage on the life of the employee.

GL.2000.236

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


     In addition, your children are eligible for dependent term life coverage from age 14 days to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you wholly for support.

     When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

     Children who are also employees of Calvin Klein may not be covered both as an employee and a dependent. And, if both parents are employees of Calvin Klein, a child may be covered by only one parent.

IS THERE A LIMITED ENROLLMENT PERIOD?

No, an eligible employee and his or her spouse may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of the Covered Person's good health before that person can become covered.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY I  BUY?

You may choose a Face Amount equal to five times annual base salary up to a maximum of $1,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

HOW MUCH COVERAGE MAY I  BUY FOR MY  SPOUSE?

You may choose an amount of insurance for an eligible spouse in increments of $10,000 to a maximum of $100,000. The amount you choose must not exceed 100% of the employee's Face Amount.

HOW MUCH TERM LIFE COVERAGE MAY I  BUY FOR MY  DEPENDENT CHILDREN?

You may buy $4,000 of term life insurance for each eligible child.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Special rules apply during the initial enrollment period.

     o    FOR A CURRENT EMPLOYEE WHO DID PARTICIPATE IN THE GROUP UNIVERSAL LIFE
          PLAN: You may become a Participant and increase the face amount you had under the group universal life plan by one times your annual base salary to a total new maximum of the lesser of two times your salary or $150,000 without having to answer questions about your health (unless Prudential previously denied your coverage).

     o FOR A CURRENT EMPLOYEE WHO DID NOT PARTICIPATE IN THE GROUP UNIVERSAL LIFE PLAN: You may become a Participant with a Face Amount of up to two times your annual base salary to a maximum of $150,000 without having to answer questions about your health (unless Prudential previously denied your coverage).

     o FOR A NEWLY HIRED ELIGIBLE GROUP MEMBER: You must provide evidence of good health if you enroll and request a Face Amount that is more than the lesser of two times annual base salary or $150,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

     o FOR A NEW SPOUSE: A spouse is first eligible on the date of marriage to the employee, or when the employee is first eligible to become a Participant (if already married). Your spouse must provide evidence of good health to enroll for all amounts of coverage.

     o FOR A NEW DEPENDENT CHILD: You may enroll your dependent child without providing evidence of good health if you enroll the child within 45 days after the child first becomes eligible. A child first becomes eligible at 14 days old. In addition, a child is eligible on adoption or on the date a court decree makes the child your dependent, providing the child is at least 14 days old.

     o You will need to give evidence of good health if you decline coverage for a spouse or child and later decide to enroll, or if you want to increase the coverage amount.

CAN I INCREASE MY COVERAGE AMOUNT?

Yes. After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

WILL MY COVERAGE AMOUNT EVER DECREASE?

No, unless you choose to decrease it.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. While you remain an employee, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.

DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, Calvin Klein will send routine premium payments to Prudential by payroll deduction, and will makes these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which you may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

LAZARD RETIREMENT SERIES, INC.

The portfolio of the Lazard Retirement Series, Inc. in which you may currently invest and its investment objective are as follows:

SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which you may currently invest and their investment objectives are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

FRANKLIN TEMPLETON

The Class 2 portfolio of the Templeton Variable Products Series Fund in which you may currently invest and its investment objective are as follows:

TEMPLETON INTERNATIONAL SECURITIES FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

KEMPER VARIABLE SERIES

The portfolio of Kemper Variable Series in which you may currently invest (the "Kemper Series") and its investment objective are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.

MFS(R) VARIABLE INSURANCE TRUST

The portfolio of the MFS Variable Insurance Trust in which you may currently invest and its investment objective is as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which you may currently invest and their investment objectives are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as overall revenue growth of the component companies and the sectors contribution to GDP from year to year.

FUND FEES AND EXPENSES

----------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL FUND
                                                                                              ANNUAL EXPENSES
                                                INVESTMENT      12B-1      OTHER               (AFTER EXPENSE
              FUNDS                          MANAGEMENT FEE     FEES      EXPENSES           REIMBURSEMENTS) (1)
----------------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
 Diversified Bond Portfolio                      0.40%          --         0.03%                  0.43%
 Equity Portfolio                                0.45%          --         0.02%                  0.47%
 Equity Income Portfolio                         0.40%          --         0.02%                  0.42%
 Flexible Managed Portfolio                      0.60%          --         0.02%                  0.62%
 Global Portfolio                                0.75%          --         0.09%                  0.84%
 Money Market Portfolio                          0.40%          --         0.02%                  0.42%
 Prudential Jennison Portfolio                   0.60%          --         0.03%                  0.63%
 Stock Index Portfolio                           0.35%          --         0.04%                  0.39%

FRANKLIN(R) TEMPLETON(R):
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  (CLASS 2 SHARES)
  International Securities Fund (2)(3)           0.69%         0.25%       0.19%                  1.13%

LAZARD RETIREMENT SERIES, INC.
  Small Cap Portfolio(4)                         0.75%         0.25%       0.25%                  1.25%

JANUS ASPEN SERIES
 Growth Portfolio(5)                             0.65%                     0.02%                  0.67%
 International Growth Portfolio(5)               0.65%                     0.11%                  0.76%

KEMPER VARIABLE SERIES
 High Yield Portfolio                            0.60%           --        0.07%                  0.67%

MFS(R) VARIABLE INSURANCE TRUST
 MFS Research Series (6)                         0.75%           --        0.11%                  0.86%



----------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL FUND
                                                                                              ANNUAL EXPENSES
                                                INVESTMENT      12B-1      OTHER               (AFTER EXPENSE
              FUNDS                          MANAGEMENT FEE     FEES      EXPENSES           REIMBURSEMENTS) (1)
----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio(7)                      0.85%           --        0.00%                  0.85%
 New America Growth Portfolio (7)                0.85%           --        0.00%                  0.85%

-----------------------------------------------------------------------------------------------------------------------



(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(4) Effective May 1, 1999, the Investment Advisor agreed to waive its fees and/or reimburse the Portfolio through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.25%. Absent fee waivers and/or reimbursements, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been 7.31%.

(5) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth and International Growth Portfolios. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(6) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(7) The investment management fee includes the ordinary expenses of operating the Portfolios.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Templeton Variable Products Series and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The principal underwriter of the fund is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to the Janus Aspen Series Growth Portfolio and International Growth Portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The asset manager of the Kemper Variable Series High Yield Portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company serves as the investment manager and principal underwriter to the Lazard Retirement Series Small Cap Portfolio. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the MFS Variable Insurance Trust Research Series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for the T. Rowe Price Variable Funds Equity Income Portfolio and New America Growth Portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.

CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. But you may continue your GVUL Coverage while on disability leave of absence that is approved by Calvin Klein. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue your coverage on a "portable" basis if you leave Calvin Klein for any reason. We call this "Portable Coverage." Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either Calvin Klein or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Calvin Klein replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If Calvin Klein DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

     o If Calvin Klein DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the Calvin Klein Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 2.50% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.15%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

     For Calvin Klein, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the Calvin Klein Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Calvin Klein Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000.

     o The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 2.50%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $0 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o Prudential deducts the current cost of insurance charge under the Calvin Klein Group Contract.

     o    Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.50%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance M or "investment return" M of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.


               -- Fund investment management fees and other expenses were assumed to equal 0.70% per year, which was the average Fund expense in 1999.

               -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.15%, 3.35% and 7.85%.

               -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.60%, 2.90% and 7.40%.


     o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                                                               ILLUSTRATIONS
                                                                                               Calvin Klein
                                                                            GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                                                      SPECIFIED FACE AMOUNT: $100,000
                                                                                               ISSUE AGE 40
                                                                           ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                                                                           USING CURRENT CHARGES

                                                                                       Cash Surrender Value (1)
                                                                   -----------------------------------------------------------------
                                                                                Assuming Hypothetical Gross (and Net)
                                                                                    Annual Investment Return of
        End of                      Annual         Premiums        -----------------------------------------------------------------
     Certificate                   Premium       Accumulated               0% Gross            4.5% Gross              9% Gross
        Year        Age             Outlay       at 4% per year         (-1.15%) Net           (3.35% Net)            (7.85% Net)
     -----------    ---            -------       --------------    -------------------    ------------------     -------------------
          1          41             $1,200         $  1,226               $ 1,012               $ 1,036                $  1,061
          2          42              1,200            2,501                 2,011                 2,107                   2,205
          3          43              1,200            3,827                 3,000                 3,214                   3,438
          4          44              1,200            5,206                 3,977                 4,358                   4,769
          5          45              1,200            6,640                 4,943                 5,540                   6,204
          6          46              1,200            8,131                 5,816                 6,679                   7,666
          7          47              1,200            9,682                 6,679                 7,856                   9,244
          8          48              1,200           11,295                 7,533                 9,072                  10,944
          9          49              1,200           12,973                 8,376                10,328                  12,779
         10          50              1,200           14,718                 9,210                11,627                  14,757
         15          55              1,200           24,546                12,641                18,136                  26,489
         20          60              1,200           36,503                14,374                24,122                  41,718
         25          65              1,200           51,051                14,276                29,239                  61,765
         30          70              1,200           68,751                 9,611                30,145                  85,276
         35          75              1,200           90,286                     0 (2)            21,159                 108,523
         40          80              1,200          116,486                     0                     0 (2)             126,700
         45          85              1,200          148,363                     0                     0                 128,300
         50          90              1,200          187,146                     0                     0                  97,423



                                      Death Benefits (1)
                ----------------------------------------------------------------
                             Assuming Hypothetical Gross (and Net)
                                 Annual Investment Return of
    End of      ----------------------------------------------------------------
 Certificate          0% Gross              4.5% Gross             9% Gross
    Year             (-1.15%) Net           (3.35% Net)            (7.85% Net)
 -----------    --------------------    -----------------     ------------------
      1                $101,012             $101,036               $101,061
      2                 102,011              102,107                102,205
      3                 103,000              103,214                103,438
      4                 103,977              104,358                104,769
      5                 104,943              105,540                106,204
      6                 105,816              106,679                107,666
      7                 106,679              107,856                109,244
      8                 107,533              109,072                110,944
      9                 108,376              110,328                112,779
     10                 109,210              111,627                114,757
     15                 112,641              118,136                126,489
     20                 114,374              124,122                141,718
     25                 114,276              129,239                161,765
     30                 109,611              130,145                185,276
     35                       0 (2)          121,159                208,523
     40                       0                    0 (2)            226,700
     45                       0                    0                228,300
     50                       0                    0                197,423




(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

- The charges and expenses used in this illustration: Premium tax 2.50%; Sales charge 0%; Processing charges $0; Monthly Admin charges $0; Mortality and Expense Risk Charge 0.45%; Average Fund expense 0.70%; Surrender charge $0; and Cost of Insurance charges are the cost of insurance rates currently being charged.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

- See page 1 for values calculated using maximum contractual charges.


                                                                                          ILLUSTRATIONS
                                                                                          Calvin Klein
                                                                       GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                                                 SPECIFIED FACE AMOUNT: $100,000
                                                                                          ISSUE AGE 40
                                                                      ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                                                                USING MAXIMUM CONTRACTUAL CHARGES

                                                                               Cash Surrender Value (1)
                                                           -----------------------------------------------------------------
                                                                        Assuming Hypothetical Gross (and Net)
                                                                             Annual Investment Return of
  End of                    Annual         Premiums        -----------------------------------------------------------------
Certificate                 Premium      Accumulated              0% Gross             4.5% Gross             9% Gross
   Year       Age           Outlay       at 4% per year         (-1.60%) Net           (2.90% Net)           (7.40% Net)
------------  ---           -------      --------------    -------------------     ------------------    -------------------
    1         41            $1,200         $  1,226             $  543                 $  556                 $  569
    2         42             1,200            2,501              1,039                  1,090                  1,143
    3         43             1,200            3,827              1,492                  1,605                  1,722
    4         44             1,200            5,206              1,892                  2,086                  2,296
    5         45             1,200            6,640              2,234                  2,530                  2,859
    6         46             1,200            8,131              2,517                  2,930                  3,406
    7         47             1,200            9,682              2,738                  3,284                  3,934
    8         48             1,200           11,295              2,895                  3,586                  4,438
    9         49             1,200           12,973              2,983                  3,828                  4,909
    10        50             1,200           14,718              2,997                  4,004                  5,339
    15        55             1,200           24,546              1,634                  3,412                  6,340
    20        60             1,200           36,503                  0 (2)                  0 (2)              3,576
    25        65             1,200           51,051                  0                      0                      0 (2)
    30        70             1,200           68,751                  0                      0                      0
    35        75             1,200           90,286                  0                      0                      0
    40        80             1,200          116,486                  0                      0                      0
    45        85             1,200          148,363                  0                      0                      0
    50        90             1,200          187,146                  0                      0                      0






                                  Death Benefits (1)
              ------------------------------------------------------------------
                            Assuming Hypothetical Gross (and Net)

                                 Annual Investment Return of
  End of      ------------------------------------------------------------------
Certificate          0% Gross               4.5% Gross              9% Gross
   Year            (-1.60%) Net            (2.90% Net)            (7.40% Net)
-----------   -------------------     -------------------    -------------------
    1               $100,554                $100,568               $100,581
    2                101,059                 101,110                101,163
    3                101,512                 101,625                101,742
    4                101,912                 102,106                102,316
    5                102,254                 102,550                102,879
    6                102,537                 102,950                103,426
    7                102,758                 103,304                103,954
    8                102,915                 103,606                104,458
    9                103,003                 103,848                104,929
    10               103,017                 104,024                105,359
    15               101,654                 103,432                106,360
    20                     0 (2)                   0 (2)            103,596
    25                     0                       0                      0 (2)
    30                     0                       0                      0
    35                     0                       0                      0
    40                     0                       0                      0
    45                     0                       0                      0
    50                     0                       0                      0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

- The charges and expenses used in this illustration: Premium tax 2.50%; Sales charge 3.50%; Processing charges $2; Monthly Admin charges $6; Mortality and Expense Risk Charge 0.90%; Average Fund expense 0.70%; Surrender charge lesser of $20 or 2% of fund; and Maximum cost of insurance charges are 150% of 1980 CSO. The current premium tax rate of 2.50% was used in the illustration as the maximum premium tax rate. However, there is no contractual maximum premium tax rate. The tax rate is determined by regulations.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE MONTHLY CHARGES DEDUCTED?

The exact date that we deduct monthly charges from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

     o If you make routine premium payments by automatic payroll deduction, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Calvin Klein forwards the payroll deductions to us. We expect the Monthly Deduction Date to be near the first of the month.

          Calvin Klein intends to forward automatic payroll deduction premium payments by the beginning of each month. But, even if Calvin Klein has not transferred the payroll deductions to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

     o If you make routine premium payments directly to Prudential, we will deduct the full monthly Certificate Fund charges on the first Business Day of each month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the Calvin Klein Group Contract, including:

     o    the free-look period

     o    transfers between investment options

     o    dollar cost averaging

     o    more details on how loans work

     o    how you can change future premium allocations among investment options

     o    how paid-up coverage may be available

     o    how your insurance could end (known as "lapsing")

     o    reinstatement of your coverage

     o    contestability rules

     o    tax treatment of Certificate benefits

     o    definitions of special terms

     o    the Death Benefit

     o    withdrawals

Please refer to the prospectus for information on these and other features of the CALVIN KLEIN Group Contract. Your Enrollment Kit also explains key features of your plan.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-354-6903 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-354-6903.

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